EXHIBIT 10.3


                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT dated as of October 19, 2007 (this "SECURITY AGREEMENT") is by and among National Coal of Alabama, Inc., an Alabama corporation (formerly known as Mann Steel Products, Inc.) ("COMPANY"), each affiliate of the Company party hereto from time to time (together with the Company, the "GRANTORS" and individually, each a "GRANTOR") and TCW Asset Management Company, a California corporation (the "SECURED PARTY"), as Administrative Agent for the ratable benefit of itself, the Holders (as defined below) and the Swap Counterparties (as defined below) (together with the Administrative Agent and the Holders, individually a "BENEFICIARY", and collectively, the "BENEFICIARIES").

                                    RECITALS

         A. This Security Agreement is entered into in connection with that certain Note Purchase Agreement dated as of October 19, 2007 (as it has been or may be amended, supplemented or otherwise modified from time to time, the "NOTE PURCHASE AGREEMENT"), among the Company, certain holders party thereto from time to time, (individually, a "HOLDER" and collectively, the "HOLDERS"), and TCW Asset Management Company, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").

         B. Each Grantor (other than the Company) is an Affiliate of the Company and will derive substantial direct and indirect benefit from (i) the transactions contemplated by the Note Purchase Agreement and the other Note Documents (as defined in the Note Purchase Agreement) and (ii) the Hedging
Contracts (as defined in the Note Purchase Agreement) entered into by the Company or any of its Subsidiaries with a Holder or an Affiliate of a Holder (each such counterparty, a "SWAP COUNTERPARTY").

         D. It is a requirement under the Note Purchase Agreement that the Grantors shall secure the due payment and performance of all Obligations (as defined in the Note Purchase Agreement) by entering into this Security Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, each Grantor hereby agrees with the Secured Party for the benefit of the Beneficiaries as follows:

         Section 1. DEFINITIONS; INTERPRETATION. (a) All capitalized terms not otherwise defined in this Security Agreement that are defined in the Note Purchase Agreement shall have the meanings assigned to such terms by the Note Purchase Agreement. Any terms used in this Security Agreement that are defined in the Code (as defined below) and not otherwise defined herein or in the Note Purchase Agreement, shall have the meanings assigned to those terms by the Code. The following terms shall have the meanings specified below:


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         "ACCOUNT  DEBTOR" means any Person who is or may become  obligated with respect to, or on account of, an Account, Chattel Paper or General Intangible (including a payment intangible).

         "ACCOUNTS" means all "accounts," as such term is defined in the Code, now owned or hereafter acquired by any Grantor, including: (i) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper or Instruments) (including any such obligations that may be characterized as an account or contract right under the Code); (ii) all of such Grantor's rights in, to and under all purchase orders or receipts for goods or services; (iii) all of such Grantor's rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods); (iv) all rights to payment due to such Grantor for Goods or other property sold, leased, licensed, assigned or otherwise disposed of, for a policy of insurance issued or to be issued, for a secondary obligation incurred or to be incurred, for energy provided or to be provided, for the use or hire of a vessel under a charter or other contract, arising out of the use of a credit card or charge card, or for services rendered or to be rendered by such Grantor or in connection with any other transaction (whether or not yet earned by performance on the part of such Grantor); (v) all health care insurance receivables; and (vi) all collateral security of any kind given by any Account Debtor or any other Person with respect to any of the foregoing.

         "BOOKS AND RECORDS" means all books, records, board minutes, contracts, licenses, insurance policies, environmental audits, business plans, files, computer files, computer disks and other data and software storage and media devices, accounting books and records, financial statements (actual and pro forma), filings with Governmental Authorities and any and all records and instruments relating to the Collateral or any Grantor's business.

         "CHATTEL PAPER" means all "chattel paper," as such term is defined in the Code, including electronic chattel paper, now owned or hereafter acquired by any Grantor.

         "CODE" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, that to the extent that the Code is used to define any term herein or in any Note Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Secured Party's Lien on any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

         "COLLATERAL" has the meaning assigned to it in Section 2.01 of this Security Agreement.


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         "CONTRACT  DOCUMENTS" means all Instruments,  Chattel Paper, letters of
         credit,   bonds,    guarantees   or   similar   documents   evidencing,
         representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, the Contract Rights.

         "CONTRACT RIGHTS" means (i) all (A) of any Grantor's rights to payment under any Contract or Contract Document and (B) payments due and to become due to any Grantor under any Contract or Contract Document, in each case whether as contractual obligations, damages or otherwise;
         (ii) all of any Grantor's claims, rights, powers, or privileges and remedies under any Contract or Contract Document; and (iii) all of any Grantor's rights under any Contract or Contract Document to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, waiver or approval together with full power and authority with respect to any Contract or Contract Document to demand, receive, enforce or collect any of the foregoing rights or any property which is the subject of any Contract or Contract Document, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action which, in the opinion of the Secured Party, may be necessary or advisable in connection with any of the foregoing.

         "CONTRACTS" means all the contracts, undertakings, or agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which any Grantor may now or hereafter have any right, title or interest, including any agreement relating to the terms of payment or the terms of performance of any Account, and all exhibits, schedules and other attachments to such contracts, as the same may be amended, supplemented or otherwise modified or replaced from time to time.

         "COPYRIGHT LICENSE" means rights under any written agreement now owned or hereafter acquired by any Grantor granting the right to use any Copyright or Copyright registration.

         "COPYRIGHTS" means all of the following now owned or hereafter adopted or acquired by any Grantor: (i) all copyrights in any original work of authorship fixed in any tangible medium of expression, now known or later developed, all registrations and applications for registration of any such copyrights in the United States or any other country, including registrations, recordings and applications, and supplemental registrations, recordings, and applications in the United States Copyright Office; and (ii) all Proceeds of the foregoing, including license royalties and proceeds of infringement suits, the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all renewals and extensions thereof.

         "DEPOSIT ACCOUNTS" means all "deposit accounts" as such term is defined in the Code, now or hereafter held in the name of any Grantor.

         "DOCUMENTS" means all "documents," as such term is defined in the Code, now owned or hereafter acquired by any Grantor, including, without limitation, any bill of lading, dock warrant, dock receipt, warehouse receipt or order for the delivery of goods, and also any other document


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         which in the  regular  course of business  or  financing  is treated as adequately evidencing that the Person in possession of it is entitled to receive, hold and dispose of the document and the goods it covers.

         "EQUIPMENT" means all "equipment" as such term is defined in the Code, now owned or hereafter acquired by any Grantor, wherever located, including any and all machinery, apparatus, equipment, fittings, furniture, fixtures, motor vehicles and other tangible personal property (other than Inventory) of every kind and description that may be now or hereafter used in such Grantor's operations or that are owned by such Grantor or in which such Grantor may have an interest, and all parts, accessories and accessions thereto and substitutions and replacements therefor.

         "FIXTURES" means all "fixtures" as such term is defined in the Code, now owned or hereafter acquired by any Grantor, including, without limitation, any and all additions, substitutions and replacements of any of the foregoing, wherever located together with all improvements thereon and all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

         "GENERAL  INTANGIBLES"  means all  "general  intangibles"  or  "payment intangibles", as such terms are defined in the Code, now owned or hereafter acquired by any Grantor, including all right, title and interest that such Grantor may now or hereafter have in or under any Contract, all payment intangibles, customer lists, Licenses, Intellectual Property, interests in partnerships, joint ventures and other business associations, permits, proprietary or confidential information,  inventions  (whether  or  not  patented  or  patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials, Books and Records, Goodwill (including the Goodwill associated with any Intellectual Property), all rights and claims in or under insurance policies (including insurance for fire, damage, loss, and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key-person, and business interruption insurance, and all unearned premiums), uncertificated securities, chooses in action, deposit accounts, rights to receive tax refunds and other payments, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged Stock and Investment Property, and rights of indemnification.

         "GOODS" means all "goods," as such term is defined in the Code, now owned or hereafter acquired by any Grantor, wherever located, including embedded software to the extent included in "goods" as defined in the Code, manufactured homes, standing timber that is cut and removed for sale and unborn young of animals.

         "GOODWILL" means all goodwill, trade secrets, proprietary or confidential information, technical information, procedures, formulae, quality control standards, designs, operating and training manuals, customer lists, and distribution agreements now owned or hereafter acquired by any Grantor.

         "INSTRUMENTS" means all "instruments," as such term is defined in the Code, now owned or hereafter acquired by any Grantor, wherever located, including, without limitation, all certificated securities and all


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         promissory  notes and  other  evidences  of  indebtedness,  other  than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper and any Negotiable Instrument.

         "INSURANCE CONTRACTS" means all contracts and policies of insurance and re-insurance maintained or required to be maintained by or on behalf of any Grantor under the Note Documents.

         "INTELLECTUAL   PROPERTY"   means  any  and  all   Licenses,   Patents,
         Copyrights, Trademarks, trade secrets and customer lists.

         "INVENTORY" means all "inventory," as such term is defined in the Code, now owned or hereafter acquired by any Grantor, wherever located, including all inventory, merchandise, goods and other personal property that are held by or on behalf of such Grantor for sale or lease or are furnished or are to be furnished under a contract of service or that constitute raw materials, work in process, finished goods, returned goods, or materials or supplies of any kind, nature or description used or consumed or to be used or consumed in such Grantor's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including all supplies and embedded software.

         "INVESTMENT PROPERTY" means all "investment property," as such term is defined in the Code, now owned or hereafter acquired by a Grantor, wherever located, including, without limitation, all securities (whether certificated or uncertificated), security entitlements, securities accounts, commodity contracts, and commodity accounts.

         "LETTER-OF-CREDIT RIGHTS" means "letter-of-credit rights" as such term is defined in the Code, now owned or hereafter acquired by any Grantor, including rights to payment or performance under a letter of credit, whether or not such Grantor, as beneficiary, has demanded or is entitled to demand payment or performance.

         "LICENSE" means any Copyright License, Patent License, Trademark License or other license of rights or interests now held or hereafter acquired by any Grantor.

         "NEGOTIABLE INSTRUMENT" means a "negotiable instrument" as defined in the Code.

         "PATENT LICENSE" means rights under any written agreement now owned or hereafter acquired by any Grantor granting any right with respect to any invention on which a Patent is in existence.

         "PATENTS" means all of the following in which any Grantor now holds or hereafter acquires any interest: (i) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State or territory thereof, or any other country; and (ii) all reissues, continuations, continuations-in-part or extensions thereof.


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         "PROCEEDS"  means  "proceeds," as such term is defined in the Code and, in any event, shall include: (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Grantor from time to time with respect to any Collateral; (ii) any and all payments (in any form whatsoever) made or due and payable to any Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any Collateral by any Governmental Authority (or any Person acting under color of Governmental Authority); (iii) any claim of any Grantor against third parties (a) for past, present or future infringement of any Intellectual Property or (b) for past, present or future infringement or dilution of any Trademark or Trademark License or for injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License; (iv) any recoveries by any Grantor against third parties with respect to any litigation or dispute concerning any Collateral, including claims arising out of the loss or nonconformity of, interference with the use of, defects in, or infringement of rights in, or damage to, Collateral; (v) all amounts collected on, or distributed on account of, other Collateral, including dividends, interest, distributions and Instruments with respect to Investment Property and pledged Stock; and (vi) any and all other amounts, rights to payment or other property acquired upon the sale, lease, license, exchange or other disposition of Collateral and all rights arising out of Collateral.

         "PROPERTY" of any Grantor means any property or assets (whether real, personal, or mixed, tangible or intangible) of such Grantor.

         "SECURED OBLIGATIONS" means all Obligations now or hereafter existing, including any extensions, modifications, substitutions, amendments and renewals thereof, whether for principal, interest, fees, expenses, indemnification, or otherwise.

         "SECURITY AGREEMENT" means this Security Agreement, as the same may be modified, supplemented or amended from time to time in accordance with its terms.

         "STOCK" means all certificated and uncertificated shares, options, warrants, membership interests, general or limited partnership interests, participation or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or non-voting, including common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934).

         "SUPPORTING OBLIGATIONS" means all "supporting obligations" as such term is defined in the Code, including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments, or Investment Property.


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         "TRADEMARK  LICENSE" means rights under any written agreement now owned or hereafter acquired by any Grantor granting any right to use any Trademark or Trademark registration.

         "TRADEMARKS" means all of the following now owned or hereafter adopted or acquired by any Grantor: (i) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State or territory thereof, or any other country or any political subdivision thereof, (ii) all reissues, extensions or renewals thereof; and (iii) all goodwill associated with or symbolized by any of the foregoing.

         (b) All meanings to defined terms, unless otherwise indicated, are to be equally applicable to both the singular and plural forms of the terms defined. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Security Agreement, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Security Agreement shall refer to this Security Agreement as a whole and not to any particular provision of this Security Agreement. As used herein, the term "including" means "including, without limitation,". Paragraph headings have been inserted in this Security Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Security Agreement and shall not be used in the interpretation of any provision of this Security Agreement.

         Section 2. ASSIGNMENT, PLEDGE AND GRANT OF SECURITY INTEREST.

         2.01 As collateral security for the prompt and complete payment and performance of the Secured Obligations, each Grantor hereby grants to the Secured Party, on behalf of the Beneficiaries, a security interest in and Lien upon all of its property and assets, whether real or personal, tangible or intangible, and whether now owned or hereafter acquired, or in which it now has or at any time in the future may acquire any right, title, or interest, including all of the following property in which it now has or at any time in the future may acquire any right, title or interest (all of the following, together with any other collateral pledged to the Secured Party, for itself and for the benefit of the Beneficiaries, pursuant to any other Note Document, collectively, the "COLLATERAL"):

         (a) all Accounts;

         (b) all Deposit Accounts;

         (c) all other bank accounts and all funds on deposit therein;


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         (d) all money, cash and cash equivalents;

         (e) all Contracts;

         (f) all Investment Property;

         (g) all Stock;

         (h) all Goods (including Inventory, Equipment and Fixtures);

         (i) all Chattel Paper, Documents and Instruments;

         (j) all electronic Chattel Paper;

         (k) all Books and Records;

         (l) all General Intangibles (including all Intellectual Property, contract rights, chores in action, payment intangibles and Software);

         (m) all Letter-of-Credit Rights;

         (n) all Supporting Obligations; and

         (o) to the extent not otherwise included, all Proceeds, tort claims, insurance claims and other rights to payment not otherwise included in the foregoing;

         (p) all products of all and any of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.

Each of the Grantors, the Secured Party, and each other Beneficiary agree that this Agreement creates, and is intended to create, valid and continuing Liens upon the Collateral in favor of the Secured Party, on behalf of the Beneficiaries.

         2.02 Notwithstanding anything contained herein to the contrary, it is the intention of each Grantor, the Secured Party and the other Beneficiaries that the amount of the Secured Obligations secured by each Grantor's interests in any of its Property shall not be in excess of the maximum amount permitted by fraudulent conveyance, fraudulent transfer and other similar law, rule or regulation of any Governmental Authority applicable to such Grantor. Accordingly, notwithstanding anything to the contrary contained in this Security Agreement or in any other agreement or instrument executed in connection with the payment of any of the Secured Obligations, the amount of the Secured Obligations secured by each Grantor's interests in any of its Property pursuant to this Security Agreement shall be limited to an aggregate amount equal to the largest amount that would not render such Grantor's obligations hereunder or the liens and security interest granted to the Secured Party hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provision of any other applicable law.


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         2.03 Each Grantor  acknowledges  conclusively that such Grantor and the
Secured Party intend the security interest created hereunder in the Collateral to attach immediately upon the execution of this Agreement, except in the case of Collateral in which such Grantor subsequently acquires rights, in which case
such  security  interest  shall  attach   contemporaneously  with  such  Grantor
acquiring rights therein without the need for any further or other deed, act or consideration. Such security interest shall be effective and shall attach as of the date hereof whether the monies hereby secured or any part thereof shall become owing by any Grantor before or after or upon the date of execution of this Agreement. Each Grantor acknowledges conclusively that value has been given.

         Section  3.   REPRESENTATIONS  AND  WARRANTIES.   Each  Grantor  hereby
represents  and  warrants  the  following  to the  Secured  Party  and the other
Beneficiaries:

         (a) RECORDS. Such Grantor's sole jurisdiction of formation and type of organization are as set forth in SCHEDULE 1 attached hereto. All records concerning the Accounts, General Intangibles, or any other Collateral applicable to such Grantor are located at the address for such Grantor on such SCHEDULE 1. None of the Accounts is evidenced by a promissory note or other instrument.

         (b) OTHER LIENS. Such Grantor is, and will be the record, legal, and beneficial owner of all of the Collateral pledged by such Grantor free and clear of any Lien, except for the Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is, or will be, on file in any recording office, except such as may be filed in connection with this Security Agreement or in connection with other Permitted Liens or for which satisfactory releases have been received by the Secured Party.

         (c) LIEN PRIORITY AND PERFECTION.

                  (i) Subject only to Permitted Liens, this Security Agreement creates valid and continuing security interests in the Collateral pledged by such Grantor, securing the payment and performance of all the Secured Obligations. Upon the filing of financing statements with the jurisdiction listed in SCHEDULE 1, the security interests granted to the Secured Party hereunder will constitute valid first-priority perfected security interests in all Collateral pledged by such Grantor with respect to which a security interest can be perfected solely by the filing of a financing statement, subject only to Permitted Liens.

                  (ii) No  consent  of any other  Person  and no  authorization, approval, or other action by, and no notice to or filing with any Governmental Authority is required (A) for the grant by such Grantor of the pledge, assignment, and security interest granted hereby or for the execution, delivery, or performance of this Security Agreement by such Grantor, (B) for the validity, perfection, or maintenance of the
         pledge,   assignment,   lien,  and  security  interest  created  hereby
         (including the first-priority (subject to Permitted Liens) nature thereof), except for security interests that cannot be perfected by the filing of a financing statement under the Code, or (C) for the exercise by the Secured Party of the rights provided for in this Security Agreement or the remedies in respect of the Collateral pursuant to this Security Agreement, except (1) those consents to assignment of licenses, permits, approvals, and other rights that are as a matter of law not assignable, (2) those consents, approvals, authorizations, actions, notices or filings which have been duly obtained or made and, in the case of the maintenance of perfection, the filing of continuation statements under the Code, and (3) those filings and actions described in Section 3(c)(i) and any filings with the United States Patent and Trademark Office or the United States Copyright Office or any other Copyright, Patent or Trademark filings.

         (d) TAX IDENTIFICATION NUMBER AND ORGANIZATIONAL NUMBER. The federal tax identification number of such Grantor and the organizational number of such Grantor are as set forth in SCHEDULE 1.

         (e) TRADENAMES; PRIOR NAMES. Except as set forth on SCHEDULE 1, such Grantor has not conducted business under any name other than its current name during the last five years prior to the date of this Security Agreement.

         (f) EXCLUSIVE CONTROL. Such Grantor has exclusive possession and control of its respective Equipment and Inventory.

         Section 4. COVENANTS.

         (a) FURTHER ASSURANCES.

                  (i)  Each  Grantor  agrees  that  from  time to  time,  at its expense, such Grantor shall promptly execute and deliver all instruments and documents, and take all action, that may be reasonably necessary, or that the Secured Party may reasonably request, in order to perfect and protect any pledge, assignment, or security interest granted or intended to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor (A) at the request of Secured Party, shall execute such instruments, endorsements or notices, as may be reasonably necessary or as the Secured Party may reasonably request, in order to perfect and preserve the assignments and security interests granted or purported to be granted hereby, (B) shall, at the reasonable request of the Secured Party, mark conspicuously each material document included in the Collateral, each Chattel Paper included in the Accounts, and each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Secured Party, indicating that such document, Chattel Paper, or record is subject to the pledge, assignment, and security interest granted hereby, (C) shall, if any Collateral shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Secured Party hereunder such note or instrument or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Secured Party, and (D) authorizes the Secured Party to file any financing statements, amendments or continuations without the signature of such Grantor to the extent permitted by applicable law in order to perfect or maintain the perfection of any security interest granted under this Security Agreement (including, without limitation, financing statements using an "all assets" or "all personal property" collateral description).

                  (ii) Each  Grantor  shall  pay all  filing,  registration  and recording fees and all refiling, re-registration and re-recording fees, and all other reasonable expenses incident to the execution and acknowledgment of this Security Agreement, any assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, imports, assessments and charges arising out of or in connection with the execution and delivery of this Security Agreement, any agreement supplemental hereto, any financing statements, and any instruments of further assurance.

                  (iii) Each Grantor shall promptly provide to the Secured Party all information and evidence the Secured Party may reasonably request concerning the Collateral to enable the Secured Party to enforce the provisions of this Security Agreement.

         Section 5. CHANGE OF NAME; STATE OF FORMATION. Each Grantor shall give the Secured Party at least 30 days' prior written notice before it (i) in the case of any Grantor that is not a "registered organization" (as such term is defined in Section 9-102 of the Code), changes the location of its principal place of business and chief executive office, (ii) changes the location of its jurisdiction of formation or organization, (iii) changes the location of the original copies of any Chattel Paper evidencing Accounts, or (iv) uses a trade name other than its current name used on the date hereof. Other than as permitted by the Note Purchase Agreement, no Grantor shall amend, supplement, modify or restate its articles or certificate of incorporation, bylaws, limited liability company agreements, or other equivalent organizational documents, nor amend its name or change its jurisdiction of incorporation, organization or formation with the prior written consent of the Secured Party.

         (a) RIGHT OF INSPECTION. Each Grantor shall hold and preserve, at its own cost and expense satisfactory and complete records of the Collateral, including, but not limited to, Instruments, Chattel Paper, Contracts, and records with respect to the Accounts. Each Grantor shall permit any representative of the Administrative Agent to inspect such books and records in accordance with Section 7.3 of the Note Purchase Agreement.

         (b) LIABILITY UNDER CONTRACTS AND ACCOUNTS. Notwithstanding anything in this Security Agreement to the contrary, (i) the execution of this Security Agreement shall not release any Grantor from its obligations and duties under any of the Contract Documents, or any other contract or instrument which are part of the Collateral and Accounts included in the Collateral, (ii) the exercise by the Secured Party of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under any Contract Documents, or any other Contract or Instrument which are part of the Collateral and Accounts included in the Collateral, and (iii) the Secured Party shall not have any obligation or liability under any Contract Documents, or any other contract or instrument which are part of the Collateral and Accounts included in the Collateral by reason of the execution and delivery of this Security Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         (c) TRANSFER OF CERTAIN COLLATERAL; RELEASE OF CERTAIN SECURITY INTEREST. Each Grantor agrees that it shall not sell, assign, or otherwise dispose of any Collateral, except as otherwise permitted under the Note Purchase Agreement. The Secured Party shall promptly, at the Grantors' expense, execute and deliver all further instruments and documents, and take all further action that a Grantor may reasonably request in order to release its security interest in any Collateral which is disposed of in accordance with the terms of the Note Purchase Agreement.

         (d) ACCOUNTS. Each Grantor agrees that it will use commercially reasonable efforts to ensure that each Account (i) is and will be, in all material respects, the genuine, legal, valid, and binding obligations of the account debtor in respect thereof, representing an unsatisfied obligation of such account debtor, (ii) is and will be, in all material respects, enforceable in accordance with its terms, is not and will not be subject to any setoffs, defenses, taxes, counterclaims, except in the ordinary course of business, (iii) is and will be, in all material respects, in compliance with all applicable laws, whether federal, state, local or foreign, and (iv) which if evidenced by Chattel Paper, will not require the consent of the account debtor in respect thereof in connection with its assignment hereunder.

         (e) NEGOTIABLE INSTRUMENTS. If any Grantor shall at any time hold or acquire any Negotiable Instruments, including promissory notes, such Grantor shall forthwith endorse, assign and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time reasonably request; provided that so long as no Event of Default shall have occurred and be continuing, (i) Grantors may retain for collection in the ordinary course any Negotiable Instruments (other than checks and drafts constituting payments in respect of Accounts) received by it in the ordinary course of business and (ii) the Secured Party shall, promptly upon request of the Grantors, make appropriate arrangements to make any other Negotiable Instruments pledged by such Grantors and within the Secured Party's control available to Grantors for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate to the Secured Party, against trust receipt or like document).

         (f) OTHER COVENANTS OF GRANTOR. Each Grantor agrees that (i) any action or proceeding to enforce this Security Agreement may be taken by the Secured Party either in such Grantor's name or in the Secured Party's name, as the Secured Party may deem necessary, and (ii) such Grantor will, until the indefeasible payment in full in cash of the Secured Obligations, the termination of all Hedging Contracts, and the termination or expiration of the Commitments, warrant and defend its title to the Collateral and the interest of the Secured Party in the Collateral against any claim or demand of any Persons (other than beneficiaries of Permitted Liens) which could reasonably be expected to materially adversely affect such Grantor's title to, or the Secured Party's right or interest in, such Collateral.

         Section 6. TERMINATION OF SECURITY INTEREST. Upon the indefeasible payment in full in cash of the Secured Obligations (other than contingent indemnification obligations with respect to which no claim giving rise thereto has been asserted), the termination of all Hedging Contracts, and the termination or expiration of the Commitments, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantor to the extent such Collateral shall not have been sold or otherwise applied pursuant to the terms hereof. Upon any such termination, the Secured Party will, at the Grantors' expense, execute and deliver to the applicable Grantor such documents (including, without limitation, UCC-3 termination statements) as such Grantor shall reasonably request to evidence such termination; provided that the security interest in any Collateral constituting an asset which the Grantors may dispose of under Section 8.5 of the Note Purchase Agreement shall upon such disposition by a Grantor automatically terminate and be released without the necessity of any further action or consent by the Secured Party or any other Beneficiary.

         Section 7. REINSTATEMENT. If, at any time after payment in full of all Secured Obligations and termination of the Secured Party's security interest, any payments on the Secured Obligations previously made must be disgorged by the Secured Party for any reason whatsoever, including, without limitation, the insolvency, bankruptcy or reorganization of any Grantor or any other Person, this Security Agreement and the Secured Party's security interests herein shall be reinstated as to all disgorged payments as though such payments had not been made, and each Grantor shall sign and deliver to the Secured Party all documents, and shall do such other acts and things, as may be necessary to reinstate and perfect the Secured Party's security interest. EACH GRANTOR SHALL DEFEND AND INDEMNIFY EACH BENEFICIARY FROM AND AGAINST ANY CLAIM, DAMAGE, LOSS, LIABILITY, COST OR EXPENSE UNDER THIS SECTION 7 (INCLUDING REASONABLE ATTORNEYS' FEES AND EXPENSES) IN THE DEFENSE OF ANY SUCH ACTION OR SUIT INCLUDING SUCH CLAIM, DAMAGE, LOSS, LIABILITY, COST, OR EXPENSE ARISING AS A RESULT OF THE INDEMNIFIED BENEFICIARY'S OWN NEGLIGENCE BUT EXCLUDING SUCH CLAIM, DAMAGE, LOSS, LIABILITY, COST, OR EXPENSE THAT IS FOUND IN A FINAL, NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH INDEMNIFIED BENEFICIARY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

         Section 8. REMEDIES UPON EVENT OF DEFAULT.

         (a) If any Event of Default has occurred and is continuing, the Secured Party may (and shall at the written request of the Required Holders) (i) proceed to protect and enforce the rights vested in it by this Security Agreement or otherwise available to it, including but not limited to, the right to cause all revenues and other moneys pledged hereby as Collateral to be paid directly to it, and to enforce its rights hereunder to such payments and all other rights hereunder by such appropriate judicial proceedings as it shall deem most effective to protect and enforce any of such rights, either at law or in equity or otherwise, whether for specific enforcement of any covenant or agreement contained in any of the Contract Documents, or in aid of the exercise of any power therein or herein granted, or for any foreclosure hereunder and sale under a judgment or decree in any judicial proceeding, or to enforce any other legal or equitable right vested in it by this Security Agreement or by law; (ii) cause any action at law or suit in equity or other proceeding to be instituted and prosecuted and enforce any rights hereunder or included in the Collateral, subject to the provisions and requirements thereof; (iii) sell or otherwise dispose of any or all of the Collateral or cause the Collateral to be sold or otherwise disposed of in one or more sales or transactions, at such prices and in such manner as may be commercially reasonable, and for cash or on credit or for future delivery, without assumption of any credit risk, at public or private sale, without demand of performance or notice of intention to sell or of time or place of sale (except such notice as is required by applicable statute and cannot be waived), it being agreed that the Secured Party may be a purchaser on behalf of the Beneficiaries or on its own behalf at any such sale and that the Secured Party, any other Beneficiary, or any other Person who may be a bona fide purchaser for value and without notice of any claims of any or all of the Collateral so sold shall thereafter hold the same absolutely free from any claim or right of whatsoever kind, including any equity of redemption of any Grantor, any such demand, notice or right and equity being hereby expressly waived and released to the extent permitted by law; (iv) incur reasonable expenses, including reasonable attorneys' fees, reasonable consultants' fees, and other costs appropriate to the exercise of any right or power under this Security Agreement; (v) perform any obligation of any Grantor hereunder and make payments, purchase, contest or compromise any encumbrance, charge or lien, and pay taxes and expenses, without, however, any obligation to do so; (vi) in connection with any acceleration and foreclosure, take possession of the Collateral and render it usable and repair and renovate the same, without, however, any obligation to do so, and enter upon any location where the Collateral may be located for that purpose, control, manage, operate, rent and lease the Collateral, collect all rents and income from the Collateral and apply the same to reimburse the Beneficiaries for any cost or expenses incurred hereunder or under any of the Note Documents and to the payment or performance of any Grantor's obligations hereunder or under any of the Note Documents, and apply the balance to the other Secured Obligations and any remaining excess balance to whomsoever is legally entitled thereto; (vii) secure the appointment of a receiver for the Collateral or any part thereof; (viii) require any Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties; (ix) exercise any other or additional rights or remedies granted to a secured party under the Code; or (x) occupy any premises owned or leased by any Grantor where the Collateral or any part thereof is assembled for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to any Grantor in respect of such occupation. If, pursuant to applicable law, prior notice of sale of the Collateral under this
Section is required to be given to any Grantor, each Grantor hereby acknowledges that the minimum time required by such applicable law, or if no minimum time is specified, 10 days shall be deemed a reasonable notice period. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         (b) All reasonable costs and expenses (including reasonable attorneys' fees and expenses) incurred by the Secured Party in connection with any suit or proceeding in connection with the performance by the Secured Party of any of the agreements contained in any of the Contract Documents, or in connection with any exercise of its rights or remedies hereunder, pursuant to the terms of this Security Agreement, shall constitute additional indebtedness secured by this Security Agreement and shall be paid on demand by the Grantors to the Secured Party on behalf of the Beneficiaries.

         Section 9. REMEDIES CUMULATIVE; DELAY NOT WAIVER.

         (a) No right, power or remedy herein conferred upon or reserved to the Secured Party is intended to be exclusive of any other right, power or remedy and every such right, power and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right, power and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or otherwise shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. Resort to any or all security now or hereafter held by the Secured Party may be taken concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken nonjudicial proceedings, or both.

         (b) No delay or omission of the Secured Party to exercise any right or power accruing upon the occurrence and during the continuance of any Event of Default as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and every power and remedy given by this Security Agreement may be exercised from time to time, and as often as shall be deemed expedient, by the Secured Party.

         Section 10. CONTRACT RIGHTS. Upon the occurrence and during the continuance of any Event of Default, the Secured Party may exercise any of the Contract Rights and remedies of any Grantor under or in connection with the Instruments, Chattel Paper, or Contracts which represent Accounts, the General Intangibles, or which otherwise relate to the Collateral, including, without limitation, any rights of any Grantor to demand or otherwise require payment of any amount under, or performance of any provisions of, the Instruments, Chattel Paper, or Contracts which represent Accounts, or the General Intangibles.

         Section 11. ACCOUNTS.

         (a) The Secured Party may, or may direct any Grantor to, take any action the Secured Party deems necessary or advisable to enforce collection of the Accounts, including, without limitation, upon the occurrence and during the continuation of an Event of Default, notifying the account debtors or obligors under any Accounts of the assignment of such Accounts to the Secured Party and directing such account debtors or obligors to make payment of all amounts due or to become due directly to the Secured Party. Upon such notification and direction, and at the expense of the Grantors, the Secured Party may enforce collection of any such Accounts, and adjust, settle, or compromise the amount or payment thereof in the same manner and to the same extent as any Grantor might have done.

         (b) After receipt by any Grantor of the notice referred to in Section 11(a) above that an Event of Default has occurred and is continuing, all amounts and proceeds (including instruments) received by such Grantor in respect of the Accounts shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of such Grantor, and shall promptly be paid over to the Secured Party in the same form as so received (with any necessary endorsement) to be held as Collateral. No Grantor shall adjust, settle, or compromise the amount or payment of any Account, nor release wholly or partly any account debtor or obligor thereof, nor allow any credit or discount thereon.

         Section 12. RIGHTS RETAINED BY GRANTORS. So long as no Event of Default shall have occurred and remain uncured or unwaived, the Grantors shall be entitled to (a) receive and retain all revenues and other moneys pledged hereby as Collateral and the proceeds of any disposition of any of their respective Properties constituting Collateral provided that such disposition is permitted under the Note Purchase Agreement, and (b) protect, enforce and exercise its rights under any of the Contract Documents; PROVIDED, HOWEVER, that no Grantor shall exercise nor shall it refrain from exercising any such right if such action or inaction, as applicable, would have a materially adverse effect on the value of the applicable Collateral.

         Section 13. APPLICATION OF COLLATERAL. The proceeds of any sale, or other realization (other than that received from a sale or other realization permitted by the Note Purchase Agreement) upon all or any part of the Collateral pledged by any Grantor shall be applied by the Secured Party as set forth in
Section 3.1 of the Note Purchase Agreement.

         Section 14. SECURED PARTY AS ATTORNEY-IN-FACT FOR GRANTOR. Each Grantor hereby constitutes and irrevocably appoints the Secured Party, acting for and on behalf of itself and the Beneficiaries, and each successor or assign of the Secured Party, the true and lawful attorney-in-fact of such Grantor, with full power and authority in the place and stead of such Grantor and in the name of such Grantor, the Secured Party or otherwise to take any action and execute any instrument at the written direction of the Beneficiaries and enforce all rights, interests and remedies of such Grantor with respect to the Collateral, including the right:

         (a) to ask, require, demand, receive and give acquittance for any and all moneys and claims for moneys due and to become due under or arising out of any of the other Collateral, including, without limitation, any Insurance Contracts;

         (b) to elect remedies thereunder and to endorse any checks or other instruments or orders in connection therewith;

         (c) to file any claims or take any action or institute any proceedings in connection therewith which the Secured Party may deem to be necessary or advisable;

         (d) to pay, settle or compromise all bills and claims which may be or become liens or security interests against any or all of the Collateral, or any part thereof, unless a bond or other security satisfactory to the Secured Party has been provided; and

         (e) upon foreclosure, to do any and every act which any Grantor may do on its behalf with respect to the Collateral or any part thereof and to exercise any or all of such Grantor's rights and remedies under any or all of the Collateral;

PROVIDED, HOWEVER, that the Secured Party shall not exercise any such rights except upon the occurrence and during the continuation of an Event of Default. THIS POWER OF ATTORNEY IS A POWER COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE.

         Section 15. SECURED PARTY MAY PERFORM. The Secured Party may from time-to-time perform any act which any Grantor has agreed hereunder to perform and which such Grantor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of any Event of Default and after notice thereof by the Secured Party to any Grantor) and the Secured Party may from time-to-time take any other action which the Secured Party deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein, and the reasonable expenses of the Secured Party incurred in connection therewith shall be part of the Secured Obligations and shall be secured hereby.

         Section 16. SECURED PARTY HAS NO DUTY. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or responsibility for taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

         Section 17. REASONABLE CARE. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own Property.

         Section 18. PAYMENTS HELD IN TRUST. During the continuance of an Event of Default, all payments received by any Grantor under or in connection with any Collateral shall be received in trust for the benefit of the Secured Party, and shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Secured Party in the same form as received (with any necessary endorsement).

         Section 19. MISCELLANEOUS.

         (a) EXPENSES. Each Grantor will upon demand pay to the Secured Party for its benefit and the benefit of the Beneficiaries the amount of any reasonable out-of-pocket expenses, including the reasonable fees and disbursements of its counsel and of any experts, which the Secured Party and the Beneficiaries may incur in connection with (i) the custody, preservation, use, or operation of, or the sale, collection, or other realization of, any of the Collateral, (ii) the exercise or enforcement of any of the rights of the Secured Party or any Beneficiary hereunder, and (iii) the failure by any Grantor to perform or observe any of the provisions hereof.

         (b) AMENDMENTS; ETC. No amendment or waiver of any provision of this Security Agreement nor consent to any departure by any Grantor herefrom shall be effective unless the same shall be in writing and authenticated by the affected Grantor, the Secured Party and either, as required by the Note Purchase Agreement, the Required Holders or all of the Holders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         (c) ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be made in the manner and to the addresses set forth in the Note Purchase Agreement or on the signature page hereto.

         (d) CONTINUING SECURITY INTEREST; TRANSFER OF INTEREST. This Security Agreement shall create a continuing security interest in the Collateral and, unless expressly released by the Secured Party, shall (a) remain in full force and effect until the indefeasible payment in full in cash of the Secured


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


Obligations, the termination of all Hedging Contracts, and the termination or expiration of the Commitments, (b) be binding upon each Grantor and its successors, tranferees and assigns, and (c) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of and be binding upon, the Secured Party and the Holders and their respective successors, transferees, and assigns, and to the benefit of and be binding upon, the Swap Counterparties, and each of their respective successors, transferees, and assigns to the extent such successors, transferees, and assigns of a Swap Counterparty is a Holder or an Affiliate of a Holder. Without limiting the generality of the foregoing clause, when any Holder assigns or otherwise transfers any interest held by it under the Note Purchase Agreement or other Note Document to any other Person pursuant to the terms of the Note Purchase Agreement or such other Note Document, that other Person shall thereupon become vested with all the benefits held by such Holder under this Security Agreement.

         (e) SEVERABILITY. Wherever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

         (f) CHOICE OF LAW. This Security Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to principles of conflicts of laws (other than Section 5-1401 and Section 5-1402 of the New York General Obligations Law), except to the extent that the perfection, the effect of perfection or non-perfection, and the priority of the security interests hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York.

         (g) COUNTERPARTS. The parties may execute this Security Agreement in any number of duplicate originals, each of which constitutes an original, and all of which, collectively, constitute only one agreement. The parties may execute this Security Agreement in counterparts, each of which constitutes an original, and all of which, collectively, constitute only one agreement. Delivery of an executed counterpart signature page by facsimile shall be as effective as delivery of a manually signed counterpart signature page hereof and is as effective as executing and delivering this Security Agreement in the presence of the other parties to this Security Agreement. In proving this Security Agreement, a party must produce or account only for the executed counterpart of the party to be charged.

         (h) CONFLICTS. In the event of any explicit or implicit conflict between any provision of this Security Agreement and any provision of the Note Purchase Agreement, the terms of the Note Purchase Agreement shall be controlling.

         (i) ADDITIONAL GRANTORS. Additional Affiliates of the Company may from time to time enter into this Security Agreement as a Grantor. Upon execution and delivery after the date hereof by the Secured Party and such Affiliate of an instrument in the form of ANNEX 1, such Affiliate shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any instrument adding an additional Grantor as a party to this Security Agreement shall not require the consent of


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


any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security Agreement.

         (j) INTEGRATION. This Security Agreement and the other Loan Documents from time to time executed in connection with the Note Purchase Agreement state the entire agreement between the parties with respect to the subject matter hereof.

                            [SIGNATURE PAGES FOLLOW]

         The parties hereto have caused this Security Agreement to be duly executed as of the date first above written.

                     GRANTORS:

                     NATIONAL COAL OF ALABAMA, INC.
                     (formerly known as Mann Steel Products, Inc.)


                     By: /s/ Daniel Roling
                        -----------------------------------------
                        Daniel Roling
                        President and Chief Executive Officer

                     NCC CORP.


                     By: /s/ Daniel Roling
                        -----------------------------------------
                        Daniel Roling
                        President and Chief Executive Officer

                     SECURED PARTY:

                     TCW ASSET MANAGEMENT COMPANY, as Administrative Agent



                     By: /s/ Curt Taylor
                        -----------------------------------------
                        Curt Taylor
                        Senior Vice President



                     By: /s/ Richard K. Punches
                        -----------------------------------------
                        Richard K. Punches
                        Vice President


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